Exhibit 10.17.3

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

BIOCEPT, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CSW-10	July 31, 2013

THIS CERTIFIES THAT, for value received, Goodman Co. Ltd. or its assigns (collectively, the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from BIOCEPT, INC., a Delaware corporation (the “Company”), up to such number of fully paid and nonassessable shares of Common Stock of the Company as set forth herein, during the Exercise Period (as defined below).

1.      DEFINITIONS.   As used herein, the following terms shall have the following respective meanings:

(a)     “Exercise Period” shall mean the period commencing on the date of the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company’s Common Stock for the account of the Company (the “IPO”) and ending two (2) years thereafter, unless sooner terminated as provided below.

(b)       “Exercise Price” shall mean the per share purchase price of the Company’s Common Stock sold in the IPO.

(c)       “Exercise Shares” shall mean the Company’s Common Stock.

2.      NUMBER OF SHARES.   The number of Exercise Shares for up to which this Warrant may be exercisable is 333,333, subject to adjustment as provided in Section 6 below.

3.      EXERCISE OF WARRANT.   The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(a)       An executed Notice of Exercise in the form attached hereto;

(b)       Payment of the Exercise Price either (i) in cash or by check, (ii) by cancellation of indebtedness, or (iii) any combination thereof; and

(c)       This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

4.      REPRESENTATIONS OF THE HOLDER.

4.1       Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring this Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of this Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2       Information and Sophistication. Holder hereby: (i) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire this Warrant and the Exercise Shares, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the financial condition of the Company and the risks associated with the acquisition of this Warrant and the Exercise Shares and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3       Ability to Bear Economic Risk. Holder acknowledges that investment in the securities of the Company involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Exercise Shares for an indefinite period of time and to suffer a complete loss of its investment.

4.4       Securities Are Not Registered.

(a)       The Holder understands that this Warrant and the Exercise Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b)       The Holder recognizes that this Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register this Warrant or the Exercise Shares, or to comply with any exemption from such registration.

4.5       Disposition of Warrant and Exercise Shares.

(a)       The Holder further agrees not to make any disposition of all or any part of this Warrant or Exercise Shares in any event unless and until:

(i)       The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii)       There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)       The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of this Warrant or Exercise Shares under the Securities Act or any applicable state securities laws. The Company agrees that it will not require an opinion of counsel with respect to transactions under Rule 144 of the Securities Act, except in unusual circumstances.

(b)       The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.6       Accredited Investor Status. The Holder is an accredited investor or is represented by a purchaser representative within the meaning of Regulation D under the Securities Act.

5.      COVENANTS OF THE COMPANY.

5.1       Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this

Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares is not sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

5.2       No Impairment.   Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

6.      ADJUSTMENT OF EXERCISE PRICE.   In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 8 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

7.      FRACTIONAL SHARES.   No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

8.      EARLY TERMINATION.   In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or an Asset Transfer or Acquisition (as defined in the Company’s Amended and Restated Articles of Incorporation, as amended) (other than a merger solely to effect a reincorporation of the Company into another state), the Company shall provide to the Holder 20 days advance written notice of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company’s assets, and this Warrant shall terminate unless exercised prior to the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company’s assets.

9.      MARKET STAND-OFF AGREEMENT.   Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities) of the Company held by such Holder, for a period of time specified by the managing underwriter(s) not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act in connection with the IPO (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation). Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. Each Holder agrees that any transferee of Common Stock (or other securities) shall be bound by this Section 9. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

10.      NO SHAREHOLDER RIGHTS.   This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

11.      TRANSFER OF WARRANT.   Subject to applicable laws and the restrictions on transfer set forth in this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

12.      LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.   If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

13.      NOTICES, ETC.   All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and the Holder at the address set forth on the signature page hereto, or at such other address as the Company or Holder may designate by 10 days advance written notice to the other party hereto.

14.      ACCEPTANCE.   Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15.      COUNTERPARTS.   This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.      GOVERNING LAW.   This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of California, applied to agreements between California residents, made to be performed entirely within the State of California, without giving effect to conflicts of law principles.

17.       AMENDMENT; WAIVER.   Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date set forth above.

BIOCEPT, INC.

By:	/s/ David F. Hale

Name:	David F. Hale

Title:	Executive Chairman

Address:	5810 Nancy Ridge Drive San Diego, California 92121

Acknowledged and accepted:

GOODMAN CO. LTD.

By:	/s/ Takehito Yogo

Name:	Takehito Yogo

Title:	President & CEO

Address:	5F KDX 5-3, 4 Sakae, Naka-ku Nagoya, 460-0008 Japan

NOTICE OF EXERCISE

TO: BIOCEPT, INC.

(1)       The undersigned hereby elects to purchase              Exercise Shares of Biocept, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)       Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)       The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form

and supply required information. Do not use this

form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated:             , 20

Holder’s

Signature:

Holder’s

Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.